Marketable Securities and Other Securities Investments - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Investment Holdings [Line Items]
Increase (decrease) in net unrealized gain on available-for-sale securities included as a component of accumulated other comprehensive income, net of applicable taxes	¥ 2,998	¥ 174	¥ (53)
Proceeds from sales of available-for-sale securities	1,059	692	100
Gross realized gains on sales of available-for-sale securities	242	347	0
Gross realized losses on sales of available-for-sale securities	12	0	0
Description of Impaired investment securities	NIDEC presumes the value of investment securities is impaired if the fair value is below the original cost. Among the impaired investment securities, NIDEC presumes a decline in value of debt and equity securities is other-than-temporary if the fair value is significantly below the original cost for an extended period of time. The presumption of an other-than-temporary impairment may be overcome if there is evidence to support that the decline is temporary in nature due to the existence of other factors which overcome the duration or magnitude of the decline. On the other hand, even if a fair value is not significantly less than the original cost, the value of investment securities is impaired when specific factors indicate the decline in the fair value is other-than-temporary.
Held-to-maturity securities pledged as collateral for the deferred payments of certain taxes	¥ 400	¥ 301